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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report September 26, 1996


                        Auto-trol Technology Corporation
             (Exact name of registrant as specified in its charter)

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
     Colorado                     0-9247              84-0515221
(State of Incorporation)        (Commission        (IRS Employer of
                                File Number)      Identification No.)

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              12500 North Washington, Denver, Colorado 80241-4919
                    (Address of Principal executive offices)


                            Area code (303) 452-4919
              (Registrant's Telephone Number including area code)
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                        AUTO-TROL TECHNOLOGY CORPORATION

                               REPORT ON FORM 8-K
                     FOR THE MONTH ENDED FEBRUARY 29, 1996

                               TABLE OF CONTENTS

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                                                             Page
                                                             ----
ITEM 1        Changes in Control of Registrant                 1
ITEM 2        Acquisition or Disposition of Assets             1
ITEM 3        Bankruptcy or Receivership                       1
ITEM 4        Changes in Registrant's Certifying Accountant    1
ITEM 5        Other Events                                     1
ITEM 6        Resignations of Registrant's Directors           1
ITEM 7        Pro Forma Financial Information                  1
ITEM 8        Change in Fiscal Year                            1
Signatures                                                     2

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                        AUTO-TROL TECHNOLOGY CORPORATION


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        None

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

        None

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

        None

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

ITEM 5  OTHER EVENTS

     On September 11, 1996, David C. O'Brien, Vice President, Treasurer resigned from the Company. On September 23, 1996, Mary Lou Schwab was appointed to Vice President, Treasurer by the Board of Directors.

     On September 20, 1996 the Company converted $5.0 million of related party debt to equity. A total of 1,666,667 shares of Common Stock was issued.

ITEM 6  RESIGNATION OF REGISTRANT'S DIRECTORS

        None

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

        None

ITEM 8  CHANGE IN FISCAL YEAR

        None



                                       1


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     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.
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


                             AUTO-TROL TECHNOLOGY CORPORATION
                                       (Registrant)

Date:  September 25, 1996    /s/HOWARD B. HILLMAN
                           -----------------------------------
                             Howard B. Hillman,
                             Chairman of the Board,
                             President
                             (Principal Executive Officer)

Date:  September 25, 1996    /s/MARY LOU SCHWAB
                           -----------------------------------
                             Mary Lou Schwab
                             Vice President, Finance
                             (Principal Financial Officer
                             and Principal Accounting Officer)


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